UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2013

ACCENTIA BIOPHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	000-51383 (Commission File Number)	04-3639490 (I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350
Tampa, Florida 33606
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 5.02. Departure of Directors or Principal Officer; Election of Directors.

Effective on February 20, 2013, the Company’s Board of Directors accepted the retirement and resignation of Samuel S. Duffey, Esq. from his employment with the Company.  Mr. Duffey’s retirement represents the resignation from all positions held by Mr. Duffey with the Company, including President, Chief Executive Officer, Principal Executive Officer, and General Counsel.  Mr. Duffey served without a formal employment agreement and accordingly, his retirement and resignation will not result in any severance compensation or benefits.   The resignation described above was voluntary and did not result from any disagreement with the Company known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices.

Effective as of February 20, 2013, Garrison J. Hasara, C.P.A. was appointed to serve in the position of Acting Chief Executive Officer, along with his current positions as, Acting Chief Financial Officer, and Controller of the Company.  In addition, Mr. Hasara was also designated to serve as the Company’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer in connection with dealings with the Company’s independent audit firm and filings with the Securities and Exchange Commission.   The Company and Mr. Hasara have not entered into a formal employment agreement and Mr. Hasara shall maintain his current total compensation for services rendered in all capacities.  The following is biographical information regarding Mr. Hasara:

Garrison J. Hasara (43) was appointed to serve as our Acting Chief Financial Officer and designated to serve as our Principal Financial Officer and Principal Accounting Officer in January 2011, and continues to serve as our Controller, a position that he has held since June 2005. From November 2003 to June 2005, Mr. Hasara served as our Compliance Specialist. Prior to that time and prior to joining our Company, from 2000 to 2003, Mr. Hasara was the Chief Financial Officer of Automotive Service Centers, Inc., a franchisee of Midas, Inc. In addition, from 1996 to 1999, Mr. Hasara served in various accounting roles at KForce Inc., a publicly traded staffing services company. Mr. Hasara has been a licensed Certified Public Accountant since 1993 and received his B.S. from the University of South Florida in 1991.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Garrison J. Hasara
Garrison J. Hasara, CPA
Acting Chief Executive Officer,
Acting Chief Financial Officer and Controller

Date:  February 22, 2013

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